SCHEDULE 14C

(Rule 14c-101)

Information Required in Information Statement

Schedule 14C Information

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

Ohio National Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Information Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount previously paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

One Financial Way Cincinnati, Ohio 45242 Post Office Box 237 Cincinnati, Ohio 45201-0237
Ohio National Fund, Inc.

March 23, 2017

Dear Variable Contract or Policy Owner:

As a variable contract or policy owner with contract or policy values allocated to Ohio National Fund’s (the “Fund”) Bristol Portfolio, Bristol Growth Portfolio, Bryton Growth Portfolio or Omni Portfolio, you are receiving this Information Statement relating to recent changes approved by the Board of Directors (the “Board”) of the Fund.

On August 24, 2016, the Board approved new sub-advisory agreements between Ohio National Investments, Inc. and Suffolk Capital Management, LLC (“Suffolk”) with respect to the Bristol Portfolio, Bristol Growth Portfolio, Bryton Growth Portfolio and the equity portion of the Omni Portfolio (collectively, the “Portfolios”). The new sub-advisory agreements became effective on December 31, 2016.

This statement is being sent for your information only and you are not required to take any action.

As always, we thank you for your confidence and support.

Sincerely,

Paul J. Gerard

President

INFORMATION STATEMENT

OHIO NATIONAL FUND, INC.

(the “Fund”)

One Financial Way

Montgomery, Ohio 45242

New Sub-Advisory Agreements for:

Bristol Portfolio

Bristol Growth Portfolio

Bryton Growth Portfolio

Omni Portfolio (Equity portion)

This Information Statement provides information concerning the Bristol Portfolio, Bristol Growth Portfolio, Bryton Growth Portfolio and the equity portion of the Omni Portfolio. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY. This document is for informational purposes only and you are not required to take any action.

This Information Statement is being distributed in connection with the approval by the Board of Directors (the “Board”) of Ohio National Fund, Inc. (the “Fund”) on August 24, 2016 of new sub-advisory agreements between Ohio National Investments, Inc. (the “Adviser”) and Suffolk Capital Management, LLC (“Suffolk” or the “Sub-Adviser”) for the Bristol Portfolio, Bristol Growth Portfolio, Bryton Growth Portfolio and the equity portion of the Omni Portfolio (each a “Portfolio” and collectively, the “Portfolios”). The new sub-advisory agreements became effective on December 31, 2016.

Pursuant to an Exemptive Order (the “Order”) received by the Fund from the Securities and Exchange Commission (“SEC”), the Adviser may change sub-advisers or hire new sub-advisers for the Fund’s portfolios without obtaining shareholder approval if the sub-advisers are not affiliates of the Adviser. On April 30, 2002, shareholders of the Fund generally authorized the Adviser to enter into sub-advisory agreements pursuant to the Exemptive Order. As a condition of such order, the Adviser must furnish shareholders of the affected portfolios with certain information about new advisory and sub-advisory agreements. This Information Statement is intended to comply with that condition. The Information Statement is first being sent on or about March 23, 2017 to shareholders of the Portfolios. This Information Statement is being sent to existing shareholders of the Portfolios as of the close of business on December 31, 2016.

I.	Background

The current investment sub-advisory agreements with Suffolk (the “Prior Agreements”) terminated, by virtue of their terms, in connection with a transaction (“Transaction”) between Ohio National Financial Services, Inc. (“ONFS”) and certain Suffolk employees that closed on December 30, 2016, whereby ONFS sold its 84.7% ownership interest in Suffolk to those employees. Under the Investment Company Act of 1940, as amended (the “Act”), a transaction that results in the transfer of a controlling block of an investment adviser’s outstanding voting interests constitutes an “assignment” of the adviser’s investment advisory contracts. The Transaction therefore resulted in an assignment of the Prior Agreements, which caused the Prior Agreements to automatically terminate pursuant to their terms, as required by the Act.

As a result of the Transaction, Suffolk is no longer affiliated with the Adviser and the Adviser will not benefit financially from the re-appointment of Suffolk as sub-adviser to the Portfolios, as the sub-advisory fees to be paid by the Adviser did not change. There have been no changes in the management of the Portfolios, including to the portfolio management team, following the Transaction.

At a meeting held on August 24, 2016 (the “Meeting”), the Board, including all of the directors who are not “interested persons” (“Independent Directors”) within the meaning of that term under the Act, considered the approval of new sub-advisory agreements between the Adviser and Suffolk for the management of the Portfolios (individually a “New Agreement” and collectively, the “New Agreements”) to be effective as of December 31, 2016. Suffolk’s reappointment as sub-adviser was made in accordance with the Order and does not require shareholder approval.

II.	Advisory Agreement

The Adviser serves as investment adviser to the Portfolios pursuant to an amended and restated Advisory Agreement between the Adviser and the Fund, dated August 14, 2006 (the “Advisory Agreement”). The Advisory Agreement allows the Adviser to delegate its investment management services with respect to the Portfolios to a sub-adviser. The Board last approved the renewal of the Advisory Agreement at a meeting held on November 17, 2016. The Advisory Agreement was initially approved by the shareholders on August 11, 2006.

There is no change in either the Advisory Agreement or the advisory fee rates paid by the Portfolios’ shareholders in connection with the New Agreements. As compensation for its services to the Portfolios, the Adviser receives monthly fees from the Portfolios at the following annual rates on the basis of each Portfolio’s average daily net assets during the month for which the fees are paid:

Bristol Portfolio	Bristol Growth Portfolio	Bryton Growth Portfolio	Omni Portfolio
0.80% of first $100 million	0.80% of first $100 million	0.85% of first $100 million	0.60% of first $100 million
0.70% of next $400 million	0.70% of next $400 million	0.75% of next $400 million	0.50% of next $150 million
0.65% over $500 million	0.65% over $500 million	0.70% over $500 million	0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion

For the fiscal year ended December 31, 2016, the Adviser received $1,580,643, $914,852, $1,145,396 and $303,184, respectively, in advisory fees for management of the Bristol Portfolio, Bristol Growth Portfolio, Bryton Growth Portfolio and Omni Portfolio, which was 0.74%, 0.78%, 0.81%, and 0.60%, respectively, of each Portfolio’s average daily net assets.

III.	New Sub-Advisory Agreements

The following is a brief summary of the material terms of the New Agreements for the Bristol Portfolio, Bristol Growth Portfolio, Bryton Growth Portfolio and Omni Portfolio, which are attached as Appendix A, Appendix B, Appendix C and Appendix D, respectively. You should read Appendices A through D for a complete understanding of the New Agreements.

Each New Agreement provides that Suffolk, will, among other things:

(1)	provide investment advice and recommendations to the Portfolio with respect to the Portfolio’s investments consistent with the Portfolio’s investment policies and restrictions;

(2)	arrange for the purchase and sale of the Portfolio’s securities;

(3)	provide, at its expense, all necessary investment management facilities; and

(4)	provide periodic reports regarding the investment activity and composition of the Portfolio.

The terms of the New Agreements are the same in all material respects as the Prior Agreements with Suffolk. The fees payable by the Adviser for sub-advisory services for the Portfolios under the New Agreements and Prior Agreements have not changed. The sub-advisory fees under each of the Prior Agreements and the New Agreements for the Portfolios are paid by the Adviser at the following effective annualized rates of the respective Portfolio’s average daily net assets:

Bristol Portfolio	Bristol Growth Portfolio	Bryton Growth Portfolio	Omni Portfolio
0.45% of first $100 million	0.45% of first $100 million	0.50% of first $100 million	0.30% of first $100 million
0.40% of next $400 million	0.40% of next $400 million	0.45% of next $400 million	0.25% of next $150 million
0.35% over $500 million	0.35% over $500 million	0.40% over $500 million	0.225% of next $250 million
0.20% of next $500 million
0.15% of next $1 billion
0.125% over $2 billion

For the fiscal year ended December 31, 2016, the Adviser paid $895,983, $515,653, $676,568, and $151,675, respectively, in sub-advisory fees for the Bristol Portfolio, Bristol Growth Portfolio, Bryton Growth Portfolio and Omni Portfolio, which was 0.42%, 0.44%, 0.48%, and 0.30%, respectively, of each Portfolio’s average daily net assets.

IV.	Information About the Sub-Adviser

Suffolk is a Delaware Limited Liability Company located at 810 Seventh Avenue, Suite 400, New York, NY 10019. Founded in 1991 by Donald Gilbert, Suffolk has been offering investment management services for more than 25 years. Suffolk is a registered investment adviser with the SEC under the Investment Advisers Act of 1940. As of August 31, 2016, Suffolk had total assets under management of $1.7 billion.

The following are the names and principal occupations of the principal executive officers and directors of Suffolk.

Name	Position with Suffolk and Principal Occupation
Donald Gilbert	President and Chairman

Christopher Liong	Managing Partner, Portfolio Manager

Andy Wong	Partner, Portfolio Manager

Keith Graham	Partner, Head of Business Development

Cassandra Lally	Chief Compliance Officer

V.	Board Approval of the New Agreements

At the Meeting, the Board, including all of the Independent Directors, approved a new sub-advisory agreement between the Adviser and Suffolk for each Portfolio, to be effective on the closing of the Transaction. The Directors reviewed the form of the proposed New Agreement for each Portfolio and the proposed sub-advisory fees. They acknowledged that the Sub-Adviser has day-to-day responsibility for the management of each Portfolio (only the equity portion of the Omni Portfolio), and that the Adviser is responsible for monitoring the investment performance and other responsibilities of the Sub-Adviser.

The Directors noted that the Adviser reports to the Fund’s Board on its analysis of the Sub-Adviser’s performance at the regular meetings of the Board, which are held at least quarterly. They also noted that the Adviser will add or remove a particular Portfolio from a watchlist that it maintains, based among other things, on Portfolio performance over various time periods.

In considering the New Agreements, the Board requested and reviewed a significant amount of information relating to each Portfolio and the Sub-Adviser, including the following: (1) performance data for each Portfolio for various time periods, including year-to-date through July 31, 2016; (2) comparative performance, advisory fee and expense ratio information for a peer group of funds in the respective Portfolio’s Morningstar category (a “Morningstar Peer Group” or “ peer group”), as well as management fee peer comparison charts showing where each Portfolio’s sub-advisory fee was located in the dispersion of its peer funds’ sub-advisory fees; (3) comparable performance information for each Portfolio’s relevant benchmark index; (4) comparative data regarding the performance of, and the fees charged by the Sub-Adviser for managing, other institutional accounts using investment strategies and techniques similar to those used in managing the Portfolios; (5) comparative data regarding the expense ratio of each Portfolio, as compared to its Morningstar Peer Group; (6) profitability analyses for the Adviser with respect to each Portfolio; and (7) other information regarding the nature, extent and quality of services provided by the Sub-Adviser. The Directors also took into account information on the services provided by the Sub-Adviser and performance, fee and expense ratio information regarding each Portfolio provided to them periodically throughout the year. They also met with representatives of the Adviser to review the relative performance of each Portfolio, as compared with its benchmark(s) and peers, and in particular discussed the Bryton Growth Portfolio, which was currently on the watchlist.

The Directors, including all of the Independent Directors, were assisted by experienced independent legal counsel throughout the contract review process. The Independent Directors discussed approval of the proposed New Agreements with such counsel at which no representatives of management, the Adviser or the Sub-Adviser were present. The Directors, including all of the Independent Directors, relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached by the Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to each New Agreement.

Nature, Extent and Quality of Services

The Board evaluated the nature, extent and quality of the sub-advisory services provided to the Portfolios by the Sub-Adviser. As part of its review, the Board confirmed with a representative of the Sub-Adviser that the Transaction would not result in any change in the Sub-Adviser’s operations, procedures and personnel, including the Sub-Adviser’s portfolio management team and investment selection process. The Directors took into account information they received during the previous year at Board meetings and other discussions and through periodic reports regarding the Sub-Adviser’s performance of its duties. The Directors were also assured that the capabilities and resources that the Sub-Adviser has dedicated to performing services on behalf of the Portfolios would be unaffected by the Transaction. In addition, the Directors reviewed information on the Sub-Adviser’s portfolio management and brokerage practices, including any soft dollar benefits received. The Directors also reviewed the performance record of each Portfolio. It was the Directors’ conclusion that overall, they were satisfied with the nature, extent and quality of services provided to each of the Portfolios by the Sub-Adviser.

Investment Performance

Representatives of the Adviser reviewed with the Directors each Portfolio’s performance year-to-date and for the 1-, 3- and 5-year periods ended July 31, 2016, as compared to the Portfolio’s Morningstar Peer Group and benchmark(s). A Portfolio-by-Portfolio discussion of each Portfolio’s performance and the Board’s conclusions regarding that performance is set forth below.

Fees and Expenses.

A representative of the Adviser reminded the Directors that they had approved the advisory fee and sub-advisory fee for each Portfolio at their November 19, 2015 meeting. He noted that the Adviser would continue to pay the sub-advisory fees if the Board approves the New Agreements, and that therefore the expenses of each Portfolio would not be affected.

The Board considered the advisory fee and sub-advisory fee for each Portfolio, as well as the difference of each Portfolio’s advisory fee from the average advisory fee for the Portfolio’s Morningstar Peer Group and the fee’s percentile ranking within the peer group. The Board also considered charts showing, for each Portfolio, how the Portfolio’s advisory fee and sub-advisory fee compared to the advisory fee and sub-advisory fee of the funds in its peer group. The charts showed the number of funds in the peer group within each defined range of advisory or sub-advisory fees, and the range that included the Portfolio. The Board also reviewed the difference between each Portfolio’s overall expense ratio and that of its Morningstar Peer Group, as well as the expense ratio’s percentile ranking within the peer group. For these purposes, the Morningstar Peer Groups excluded funds with net assets over $1 billion, index funds and all funds identified as being funds of funds.

In considering the fees to be paid to the Sub-Adviser, the Board noted that, because of the affiliation of the Adviser and Sub-Adviser, the Board historically has evaluated the reasonableness of the total fees received by the Adviser. The Directors determined that it continues to be appropriate to do so, as the sub-advisory fee for each Portfolio would not change. The Board also acknowledged that, going forward, the Adviser and the Sub-Adviser would not be affiliated, indicating that the Board would rely to a degree on the Adviser’s negotiation of each New Agreement on an arm’s-length basis, and noting that in the past the Adviser has negotiated decreases in the sub-advisory fee for certain portfolios and that the Adviser has always passed on the decrease by reducing its advisory fee by the same amount. Additionally, the Board considered the fees charged by the Sub-Adviser to its separately managed institutional accounts and other accounts, and had no concerns with those rates relative to the fees charged to the Portfolios. The Directors also recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds and separately managed accounts.

Profitability.

In considering the reasonableness of the sub-advisory fees payable by the Adviser to the Sub-Adviser, the Directors noted that the Adviser, not the Portfolios, is responsible for paying the sub-advisory fees and that historically they had concluded, because of the affiliate relationship, that the allocation of the advisory fee between the Adviser and the Sub-Adviser was not relevant. Accordingly, the cost of services provided by the Sub-Adviser and the profitability to the Sub-Adviser of its relationship with the applicable Portfolios historically have not been material factors in the Board’s deliberations. The Directors determined that this continues to be the case, as the sub-advisory fee for each Portfolio would not change.

Economies of Scale.

The Directors noted that all of the advisory and sub-advisory fee schedules contain breakpoints that would reduce the applicable advisory or sub-advisory fees on assets above a specified level as the applicable Portfolio’s assets increase. The Directors also noted that a Portfolio would realize additional economies of scale if the Portfolio’s net assets increase over time proportionately more than certain other expenses. The Directors took into account that many of the Portfolios had a small amount of net assets relative to peer funds. After considering each Portfolio’s current size and potential for growth, the Board concluded that each Portfolio is likely to benefit from economies of scale as the Portfolio’s net assets increase.

Portfolio-by-Portfolio Analysis.

In addition to the foregoing, the Directors considered the specific factors and related conclusions set forth below with respect to each Portfolio’s performance and fees and expenses. Except as otherwise indicated, the performance, advisory fee and expense data described below for each Portfolio is for periods ended July 31, 2016.

Omni Portfolio. The Omni Portfolio outperformed its benchmark index for the 3-year period and its peer group average for the year-to-date, 1-, 3- and 5-year periods, while underperforming the benchmark index for the year-to-date, 1- and 5-year periods. Representatives of the Adviser pointed out that the Portfolio had performed in the top 2 percent of its peer group for the 3- and 5-year periods. The Board noted that the Portfolio’s advisory fee and expense ratio were below the Portfolio’s peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Bristol Portfolio. The Portfolio outperformed its peer group average for the 3- and 5-year periods, outperformed its benchmark index for the 3- year period, underperformed its peer group average and benchmark index for the year-to-date and 1- year periods and underperformed its benchmark index for the 5-year period. Representatives of the Adviser pointed out that the Portfolio had performed in the top 3 percent of its peer group for the 3-year period. The Directors noted that, although the Portfolio’s advisory fee was above the peer group average, the Portfolio’s expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Bryton Growth Portfolio. The Portfolio underperformed its benchmark index and peer group average for the year-to-date, 1-, 3- and 5-year periods. A representative of the Sub-Adviser indicated that much of the underperformance was due to the four month period from December 2015 through March 2016, when a change in risk perception in the markets hurt the Portfolio. He pointed out that performance has been rebounding on a comparative basis in the second quarter of 2016 and through July 2016, noting that the Portfolio had performed in the top 5 percent of its peer group for the 3 months ended July 31, 2016. The Directors recognized that the Portfolio remains on the watchlist because of its underperformance , but noted the recent improvement in relative performance. The Directors also noted that the Portfolio’s advisory fee and net expense ratio were below the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Bristol Growth Portfolio. The Portfolio outperformed its benchmark index over the year-to-date, 1- and 3-year periods, underperformed its benchmark index for the 5-year period, and outperformed its peer group average over the year-to-date, 1-, 3- and 5-year periods. Representatives of the Adviser pointed out that the Portfolio had performed in the top 24 percent of its peer group for the year-to-date, 1-, 3- and 5- year periods. The Directors noted that although the Portfolio’s advisory fee was slightly above its peer group average, the expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

After consideration of the foregoing, the Board reached the following conclusions regarding the New Agreement with respect to each Portfolio, in addition to the conclusions set forth above: (a) the Sub-Adviser has demonstrated that it possess the capability and resources to perform the duties required of it under the New Agreement; (b) the investment philosophy, strategies and techniques of the Sub-Adviser are appropriate for pursuing the applicable Portfolio’s investment objective; (c) the Sub-Adviser is likely to execute its investment philosophy, strategies and techniques consistently over time; and (d) the Sub-Adviser maintains appropriate compliance programs. Based on all of the above-mentioned factors and their related conclusions, the Directors unanimously concluded that approval of the New Agreement was in the best interests of each Portfolio and its shareholders. Accordingly, the Board, including all of the Independent Directors, voted unanimously to approve the New Agreement for each Portfolio.

VI.	Other Information

The Adviser, Administrator and Underwriter. The Adviser serves as investment adviser for the Fund and all of its portfolios. The Adviser is wholly-owned by The Ohio National Life Insurance Company (“ONLIC”), which serves as the principal administrator for the Fund. Ohio National Equities, Inc. (“ONEQ”), which is a wholly-owned subsidiary of ONLIC, is the Fund’s underwriter. The Adviser, ONLIC and ONEQ are located at One Financial Way, Montgomery, Ohio 45242.

Annual and Semi-Annual Reports. The Fund has previously sent its most recent Annual Report and Semi-Annual Report to its shareholders. Copies of them are available, without charge, by writing to the Fund at One Financial Way, Montgomery, Ohio 45242 or by calling 1-877-665-6642.

Bristol Portfolio

Outstanding Shares. The Portfolio has one class of shares, 100% of which is owned of record by ONLIC, Ohio National Life Assurance Corporation (“ONLAC”) (together with ONLIC called “Ohio National”) and National Security Life and Annuity Company (“National Security”). The address of Ohio National and National Security is One Financial Way, Montgomery, Ohio 45242. As of August 31, 2016, there were 9,731,641 shares issued and outstanding. ONLIC owned 97.21% of these shares; ONLAC owned 0.47% and NSLAC owned 2.32%. These shares were allocated to Ohio National and National Security’s separate accounts as follows:

Separate Account	Shares	Percent of Class
Ohio National Variable Account A	9,035,821	92.85%
Ohio National Variable Account B	185	0.00%
Ohio National Variable Account C	422,668	4.34%
Ohio National Variable Account D	1,655	0.02%
Ohio National Variable Account R	45,809	0.47%
National Security Variable Account N	225,503	2.32%

None of the Directors or executive officers of the Fund directly owns shares of the Fund. Only one director, John J. Palmer, owns variable contracts that entitle him to give voting instructions to the Fund. As of August 31, 2016, the Directors and executive officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Portfolio.

Bristol Growth Portfolio

Outstanding Shares. The Portfolio has one class of shares, 100% of which is owned of record by ONLIC, Ohio National Life Assurance Corporation (“ONLAC”) (together with ONLIC called “Ohio National”) and National Security Life and Annuity Company (“National Security”). The address of Ohio National and National Security is One Financial Way, Montgomery, Ohio 45242. As of August 31, 2016, there were 6,521,075 shares issued and outstanding. ONLIC owned 97.87% of these shares; ONLAC owned 0.06% and NSLAC owned 2.07%. These shares were allocated to Ohio National and National Security’s separate accounts as follows:

Separate Account	Shares	Percent of Class
Ohio National Variable Account A	6,079,518	93.23%
Ohio National Variable Account B	1,075	0.01%
Ohio National Variable Account C	300,652	4.61%
Ohio National Variable Account D	1,095	0.02%
Ohio National Variable Account R	3,934	0.06%
National Security Variable Account N	134,801	2.07%

None of the Directors or executive officers of the Fund directly owns shares of the Fund. Only one director, John J. Palmer, owns variable contracts that entitle him to give voting instructions to the Fund. As of August 31, 2016, the Directors and executive officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Portfolio.

Bryton Growth Portfolio

Outstanding Shares. The Portfolio has one class of shares, 100% of which is owned of record by ONLIC, Ohio National Life Assurance Corporation (“ONLAC”) (together with ONLIC called “Ohio National”) and National Security Life and Annuity Company (“National Security”). The address of Ohio National and National Security is One Financial Way, Montgomery, Ohio 45242. As of August 31, 2016, there were 8,308,535 shares issued and outstanding. ONLIC owned 97.03% of these shares; ONLAC owned 0.59% and NSLAC owned 2.38%. These shares were allocated to Ohio National and National Security’s separate accounts as follows:

Separate Account	Shares	Percent of Class
Ohio National Variable Account A	7,741,793	93.18%
Ohio National Variable Account B	1,069	0.01%
Ohio National Variable Account C	314,302	3.78%
Ohio National Variable Account D	4,690	0.06%
Ohio National Variable Account R	49,030	0.59%
National Security Variable Account N	197,651	2.38%

None of the Directors or executive officers of the Fund directly owns shares of the Fund. Only one director, John J. Palmer, owns variable contracts that entitle him to give voting instructions to the Fund. As of August 31, 2016, the Directors and executive officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Portfolio.

Omni Portfolio

Outstanding Shares. The Portfolio has one class of shares, 100% of which is owned of record by ONLIC, Ohio National Life Assurance Corporation (“ONLAC”) (together with ONLIC called “Ohio National”) and National Security Life and Annuity Company (“National Security”). The address of Ohio National and National Security is One Financial Way, Montgomery, Ohio 45242. As of August 31, 2016, there were 2,144,355 shares issued and outstanding. ONLIC owned 87.11% of these shares; ONLAC owned 12.65% and NSLAC owned 0.24%. These shares were allocated to Ohio National and National Security’s separate accounts as follows:

Separate Account	Shares	Percent of Class
Ohio National Variable Account A	1,490,058	69.49%
Ohio National Variable Account B	57,686	2.69%
Ohio National Variable Account C	305,841	14.26%
Ohio National Variable Account D	14,395	0.67%
Ohio National Variable Account R	271,300	12.65%
National Security Variable Account N	5,075	0.24%

None of the Directors or executive officers of the Fund directly owns shares of the Fund. Only one director, John J. Palmer, owns variable contracts that entitle him to give voting instructions to the Fund. As of August 31, 2016, the Directors and executive officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Portfolio.

Appendix A

SUB-ADVISORY AGREEMENT

This Agreement is made as of December 31, 2016, by and between Ohio National Investments, Inc., an Ohio corporation (the “Adviser”), and Suffolk Capital Management LLC, a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, Ohio National Fund, Inc. (the “Fund”), is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the “1940 Act”); and

WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the “Advisers Act”); and

WHEREAS, the Adviser has been appointed as investment adviser to the Fund in accordance with the 1940 Act and the Advisers Act; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services; and

WHEREAS, the Fund has authorized the Adviser to appoint the Sub-Adviser, subject to the requirements of the 1940 Act and the Advisers Act, as the sub-adviser with respect to those portions of the assets of the Fund designated as the Bristol Portfolio of the Fund on the terms and conditions set forth below;

NOW, THEREFORE, IT IS HEREBY AGREED as follows:

SECTION 1. Investment Advisory Services

(a) The Adviser hereby retains the Sub-Adviser, and the Sub-Adviser hereby accepts engagement by the Adviser, to supervise and manage on a fully-discretionary basis the cash, securities and other assets of the Bristol Portfolio that the Adviser shall from time to time place under the supervision of the Sub-Adviser (such cash, securities and other assets initially and as same shall thereafter be increased or decreased by the investment performance thereof and by additions thereto and withdrawals therefrom by the Adviser shall hereinafter be referred to as the “Portfolio”).

(b) All activities by the Sub-Adviser on behalf of the Adviser and the Portfolio shall be in accordance with the investment objectives, policies and restrictions set forth in the 1940 Act and in the Fund’s prospectus and statement of additional information, as amended from time to time (together, the “Prospectus”) and as interpreted from time to time by the Board of Directors of the Fund and by the Adviser (as communicated to the Sub-Adviser in writing by the Fund or the Adviser). All activities of the Sub-Adviser on behalf of the Adviser and the Portfolio shall also be subject to the due diligence oversight and direction of the Adviser.

(c) Subject to the supervision of the Adviser, the Sub-Adviser shall have the sole and exclusive responsibility to select members of securities exchanges, brokers, dealers and futures commission merchants for the execution of transactions of the Portfolio and, when applicable, shall negotiate commissions in connection therewith. All such selections shall be made in accordance with the Fund’s policies and restrictions regarding brokerage allocation set forth in the Prospectus and Statement of Additional Information.

(d) In carrying out its obligations to manage the investments and reinvestments of the Portfolio, the Sub-Adviser shall:

(1)	obtain and evaluate pertinent economic, statistical, financial and other information affecting sectors and industries and the individual companies included in the Portfolio or under consideration for inclusion therein;

(2)	formulate and implement a continuous investment program for the Portfolio consistent with the investment objectives and related investment policies and restrictions for the Portfolio as set forth in the Prospectus;

(3)	take such steps as are necessary to implement the aforementioned investment program by placing orders for the purchase and sale of securities; and

(4)	coordinate with the Adviser to assure compliance with the Prospectus, qualification of the Portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and compliance with the diversification requirements of Section 817(h) of the Code.

(e) In connection with the purchase and sale of securities of the Portfolio, the Sub-Adviser shall arrange for the transmission to the Adviser and the Portfolio’s custodian on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Portfolio. With respect to Portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser shall arrange for the automatic transmission of the I.D. confirmation of the trade to the Portfolio’s custodian.

(f) In connection with the placement of orders for the execution of the Portfolio’s securities transactions, the Sub-Adviser shall create and maintain all necessary records of the Portfolio as are required of an investment adviser of a registered investment company including, but not limited to, records required by the 1940 Act and the Advisers Act. All such records pertaining to the Portfolio shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission, any other regulatory authority having jurisdiction, the Fund, the Adviser or any person retained by the Fund or the Adviser. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by Rule 31a-2 under the 1940 Act.

(g) The Sub-Adviser shall render such reports to the Adviser and/or to the Board of Directors of the Fund concerning the investment activity and composition of the Portfolio as a whole, in such form and at such intervals as the Adviser or the Board may from time to time reasonably require.

(h) In acting under this Agreement, the Sub-Adviser shall be an independent contractor and not an agent of the Adviser or the Fund.

SECTION 2. Expenses

(a) The Sub-Adviser shall assume and pay all of its own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as the Sub-Adviser may require in the performance of its duties under this Agreement.

(b) The Fund shall bear all expenses of the Portfolio’s organization and registration, and the Fund and Adviser shall bear all of their respective expenses of their operations and businesses not expressly assumed or agreed to be paid by the Sub-Adviser under this Agreement. In particular, but without limiting the generality of the foregoing, the Fund shall pay any fees due to the Adviser, all interest, taxes, governmental charges or duties, fees, brokerage and commissions of every kind arising hereunder or in connection herewith, expenses of transactions with shareholders of the Portfolio, expenses of offering interests in the Portfolio for sale, insurance, association membership dues, all charges of custodians (including fees as custodian and for keeping books, performing portfolio valuations and rendering other services to the Fund), independent auditors and legal counsel, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders of the Fund, and all other costs incident to the Portfolio’s existence.

SECTION 3. Use of Services of Others

The Sub-Adviser may (at its expense except as set forth in Section 2 hereof) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Sub-Adviser with such statistical or factual information, such advice regarding economic factors and trends or such other information, advice or assistance as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of the Sub-Adviser’s obligations hereunder or otherwise helpful to the Fund and the Portfolio.

SECTION 4. Sub-Advisory Fees

In consideration of the Sub-Adviser’s services to the Fund hereunder, the Sub-Adviser shall be entitled to sub-advisory fees, payable monthly, at the annual rate 0.45% of the first one hundred million dollars ($100 million) of the average daily net assets of the Portfolio, 0.40% of the next four hundred million dollars ($400 million) of the average daily net assets of the Portfolio, and 0.35% of the average daily net assets of the Portfolio in excess of five hundred million dollars ($500 million) (the “Sub-Advisory Fees”). The Sub-Advisory Fees shall be accrued for each calendar day and the sum of the daily Sub-Advisory Fees accruals shall be paid monthly to the Sub-Adviser on or before the fifth business day of the next succeeding month. The daily fee accruals will be computed on the basis of the valuations of the total net assets of the Portfolio as of the close of business each day. The Sub-Advisory Fees shall be payable solely by the Adviser, and the Fund shall not be liable to the Sub-Adviser for any unpaid Sub-Advisory Fees.

SECTION 5. Limitation of Liability of Sub-Adviser

(a) The Sub-Adviser shall be liable for losses resulting from its own acts or omissions caused by the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its duties under this Agreement, and nothing herein shall protect the Sub-Adviser against any such liability to the shareholders of the Fund or to the Adviser. Except as provided in the previous sentence, the Sub-Adviser shall not be liable to the Fund or to any shareholder of the Fund or to the Adviser for any claim or loss arising out of any investment or other act or omission in the performance of the Sub-Adviser’s duties under this Agreement, or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund’s assets maintained with custodians or securities depositories in foreign countries, or from any political acts of any foreign governments to which such assets might be exposed, or for any tax of any kind (other than taxes on the Sub-Adviser’s income), including without limitation any statutory, governmental, state, provincial, regional, local or municipal imposition, duty, contribution or levy imposed by any government or governmental agency upon or with respect to such assets or income earned with respect thereto (collectively “Taxation”). Notwithstanding the foregoing sentence and the provisions of Section 5(b), the Sub-Adviser shall be liable for taxes or tax penalties incurred by the Fund, or by any legal or beneficial owner of the Fund’s shares, for any failure of the Portfolio to qualify as a regulated investment company under Subchapter M, or to meet the diversification requirements of Section 817(h), of the Internal Revenue Code of 1986, as amended, to the extent resulting from the Sub-Adviser’s management of the Portfolio.

(b) In the event the Sub-Adviser is assessed any Taxation in respect of the assets, income or activities of the Portfolio, the Adviser and the Fund jointly will indemnify the Sub-Adviser for all such amounts wherever imposed, together with all penalties, charges, costs and interest relating thereto and all expenditures, including reasonable attorney’s fees, incurred by the Sub-Adviser in connection with the defense or settlement of any such assessment. The Sub-Adviser shall undertake and control the defense or settlement of any such assessment, including the selection of counsel or other professional advisers, provided that the selection of such counsel and advisers and the settlement of any assessment shall be subject to the approval of the Adviser and the Fund, which approvals shall not be unreasonably withheld. The Adviser and the Fund shall have the right to retain separate counsel and assume the defense or settlement on behalf of the Adviser and the Fund, as the case may be, of any such assessment if representation of the Adviser and the Fund by counsel selected by the Sub-Adviser would be inappropriate due to actual or potential conflicts of interest.

SECTION 6. Services to Other Clients and the Fund

(a) Subject to compliance with the 1940 Act, nothing contained in this Agreement shall be deemed to prohibit the Sub-Adviser or any of its affiliated persons from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. The Adviser and the Fund understand that the Sub-Adviser may act as investment manager or in other capacities on behalf of other customers including entities registered under the 1940 Act.

(b) While information, recommendations and actions which the Sub-Adviser supplies to and does on behalf of the Portfolio shall in the Sub-Adviser’s judgment be appropriate under the circumstances in light of the investment objectives and policies of the Fund, as set forth in the Prospectus delivered to the Sub-Adviser from time to time, it is understood and agreed that they may be different from the information, recommendations and actions the Sub-Adviser or its affiliated persons supply to or do on behalf of other clients. The Sub-Adviser and its affiliated persons shall supply information, recommendations and any other services to the Portfolio and to any other client in an impartial and fair manner in order to seek good results for all clients involved. As used herein, the term “affiliated person” shall have the meaning assigned to it in the 1940 Act.

(c) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, the Sub-Adviser may, to the extent permitted by applicable law, aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Sub-Adviser may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers.

(d) The Sub-Adviser agrees to use the same skill and care in providing services to the Fund as it uses in providing services to other similar accounts for which it has investment responsibility. The Sub-Adviser will conform with all applicable rules and regulations of the Securities and Exchange Commission.

SECTION 7. Reports to the Sub-Adviser

The Adviser shall furnish to the Sub-Adviser the Prospectus, proxy statements, reports and other information relating to the business and affairs of the Fund as the Sub-Adviser may, at any time or from time to time, reasonably require in order to discharge the Sub-Adviser’s duties under this Agreement.

SECTION 8. Proxies

The Adviser shall vote proxies for securities held by the Fund in accordance with the Adviser’s policies for proxy voting. The Adviser agrees it shall provide the Sub-Adviser a copy of the Adviser’s policies upon written request.

SECTION 9. Term of Agreement

Provided that this Agreement shall have first been approved by the Board of Directors of the Fund, including a majority of the members thereof who are not interested persons (as defined in the 1940 Act) of either party, by a vote cast in person at a meeting called for the purpose of voting such approval, then this Agreement shall be effective on the date hereof for an initial term of two (2) years. This Agreement shall thereafter continue in effect from year to year, subject to approval annually by the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio and also, in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such person.

SECTION 10. Termination of Agreement; Assignment

(a) This Agreement may be terminated by the Adviser or the Sub-Adviser without the payment of any penalty, upon 90 days’ prior notice in writing to the other party and to the Fund, or upon 60 days’ written notice by the Fund to the two parties; provided, that in the case of termination by the Fund such action shall have been authorized by resolution of a majority of the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio. In addition, this Agreement shall terminate upon the later of (1) the termination of the Adviser’s agreement to provide investment advisory services to the Portfolio or (2) notice to the Sub-Adviser that the Adviser’s agreement to provide investment advisory services to the Portfolio has terminated.

(b) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

(c) Termination of this Agreement for any reason shall not affect rights of the parties that have accrued prior thereto.

SECTION 11. Notices

(a) The Sub-Adviser agrees to promptly notify the Adviser of the occurrence of any of the following events: (1) any change in the Portfolio’s portfolio manager; (2) the Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (3) the Sub-Adviser is the subject of any action, suit, proceeding, inquiry or investigation at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio; or (4) any proposed change in control of the Sub-Adviser.

(b) Any notice given hereunder shall be in writing and may be served by being sent by telex, facsimile or other electronic transmission or sent by registered mail or by courier to the address set forth below for the party for which it is intended. A notice served by mail shall be deemed to have been served seven days after mailing and in the case of telex, facsimile or other electronic transmission twelve hours after dispatch thereof. Addresses for notice may be changed by written notice to the other party.

If to the Adviser:

Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, Ohio 45201

Fax No. (513) 794-4507

With a copy to:

Paul J. Gerard, President

Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, Ohio 45201

If to the Sub-Adviser:

Suffolk Capital Management LLC

810 Seventh Avenue, Suite 400

New York, NY 10019

Attention: Don Gilbert

SECTION 12. Governing Law

This Agreement shall be governed by and subject to the requirements of the laws of the State of Ohio without reference to the choice of law provisions thereof.

SECTION 13. Applicable Provisions of Law

The Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

SECTION 14. Counterparts

This Agreement may be entered into in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

Ohio National Investments, Inc.

By:	/s/ Paul J. Gerard
Paul J. Gerard, President

Suffolk Capital Management LLC

By:	/s/ Donald Gilbert
Donald Gilbert, President

Accepted and Agreed:

Ohio National Fund, Inc.

By:	/s/ Paul J. Gerard
Paul J. Gerard, President

Appendix B

SUB-ADVISORY AGREEMENT

This Agreement is made as of December 31, 2016, by and between Ohio National Investments, Inc., an Ohio corporation (the “Adviser”), and Suffolk Capital Management LLC, a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, Ohio National Fund, Inc. (the “Fund”), is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the “1940 Act”); and

WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the “Advisers Act”); and

WHEREAS, the Adviser has been appointed as investment adviser to the Fund in accordance with the 1940 Act and the Advisers Act; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services; and

WHEREAS, the Fund has authorized the Adviser to appoint the Sub-Adviser, subject to the requirements of the 1940 Act and the Advisers Act, as the sub-adviser with respect to those portions of the assets of the Fund designated as the Bristol Growth Portfolio of the Fund on the terms and conditions set forth below;

NOW, THEREFORE, IT IS HEREBY AGREED as follows:

SECTION 1. Investment Advisory Services

(a) The Adviser hereby retains the Sub-Adviser, and the Sub-Adviser hereby accepts engagement by the Adviser, to supervise and manage on a fully-discretionary basis the cash, securities and other assets of the Bristol Growth Portfolio that the Adviser shall from time to time place under the supervision of the Sub-Adviser (such cash, securities and other assets initially and as same shall thereafter be increased or decreased by the investment performance thereof and by additions thereto and withdrawals therefrom by the Adviser shall hereinafter be referred to as the “Portfolio”).

(b) All activities by the Sub-Adviser on behalf of the Adviser and the Portfolio shall be in accordance with the investment objectives, policies and restrictions set forth in the 1940 Act and in the Fund’s prospectus and statement of additional information, as amended from time to time (together, the “Prospectus”) and as interpreted from time to time by the Board of Directors of the Fund and by the Adviser (as communicated to the Sub-Adviser in writing by the Fund or the Adviser). All activities of the Sub-Adviser on behalf of the Adviser and the Portfolio shall also be subject to the due diligence oversight and direction of the Adviser.

(c) Subject to the supervision of the Adviser, the Sub-Adviser shall have the sole and exclusive responsibility to select members of securities exchanges, brokers, dealers and futures commission merchants for the execution of transactions of the Portfolio and, when applicable, shall negotiate commissions in connection therewith. All such selections shall be made in accordance with the Fund’s policies and restrictions regarding brokerage allocation set forth in the Prospectus and Statement of Additional Information.

(d) In carrying out its obligations to manage the investments and reinvestments of the Portfolio, the Sub-Adviser shall:

(1)	obtain and evaluate pertinent economic, statistical, financial and other information affecting sectors and industries and the individual companies included in the Portfolio or under consideration for inclusion therein;

(3)	formulate and implement a continuous investment program for the Portfolio consistent with the investment objectives and related investment policies and restrictions for the Portfolio as set forth in the Prospectus;

(3)	take such steps as are necessary to implement the aforementioned investment program by placing orders for the purchase and sale of securities; and

(4)	coordinate with the Adviser to assure compliance with the Prospectus, qualification of the Portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and compliance with the diversification requirements of Section 817(h) of the Code.

(e) In connection with the purchase and sale of securities of the Portfolio, the Sub-Adviser shall arrange for the transmission to the Adviser and the Portfolio’s custodian on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Portfolio. With respect to Portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser shall arrange for the automatic transmission of the I.D. confirmation of the trade to the Portfolio’s custodian.

(f) In connection with the placement of orders for the execution of the Portfolio’s securities transactions, the Sub-Adviser shall create and maintain all necessary records of the Portfolio as are required of an investment adviser of a registered investment company including, but not limited to, records required by the 1940 Act and the Advisers Act. All such records pertaining to the Portfolio shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission, any other regulatory authority having jurisdiction, the Fund, the Adviser or any person retained by the Fund or the Adviser. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by Rule 31a-2 under the 1940 Act.

(g) The Sub-Adviser shall render such reports to the Adviser and/or to the Board of Directors of the Fund concerning the investment activity and composition of the Portfolio as a whole, in such form and at such intervals as the Adviser or the Board may from time to time reasonably require.

(h) In acting under this Agreement, the Sub-Adviser shall be an independent contractor and not an agent of the Adviser or the Fund.

SECTION 2. Expenses

(a) The Sub-Adviser shall assume and pay all of its own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as the Sub-Adviser may require in the performance of its duties under this Agreement.

(b) The Fund shall bear all expenses of the Portfolio’s organization and registration, and the Fund and Adviser shall bear all of their respective expenses of their operations and businesses not expressly assumed or agreed to be paid by the Sub-Adviser under this Agreement. In particular, but without limiting the generality of the foregoing, the Fund shall pay any fees due to the Adviser, all interest, taxes, governmental charges or duties, fees, brokerage and commissions of every kind arising hereunder or in connection herewith, expenses of transactions with shareholders of the Portfolio, expenses of offering interests in the Portfolio for sale, insurance, association membership dues, all charges of custodians (including fees as custodian and for keeping books, performing portfolio valuations and rendering other services to the Fund), independent auditors and legal counsel, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders of the Fund, and all other costs incident to the Portfolio’s existence.

SECTION 3. Use of Services of Others

The Sub-Adviser may (at its expense except as set forth in Section 2 hereof) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Sub-Adviser with such statistical or factual information, such advice regarding economic factors and trends or such other information, advice or assistance as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of the Sub-Adviser’s obligations hereunder or otherwise helpful to the Fund and the Portfolio.

SECTION 4. Sub-Advisory Fees

In consideration of the Sub-Adviser’s services to the Fund hereunder, the Sub-Adviser shall be entitled to sub-advisory fees, payable monthly, at the annual rate 0.45% of the first one hundred million dollars ($100 million) of the average daily net assets of the Portfolio, 0.40% of the next four hundred million dollars ($400 million) of the average daily net assets of the Portfolio, and 0.35% of the average daily net assets of the Portfolio in excess of five hundred million dollars ($500 million) (the “Sub-Advisory Fees”). The Sub-Advisory Fees shall be accrued for each calendar day and the sum of the daily Sub-Advisory Fees accruals shall be paid monthly to the Sub-Adviser on or before the fifth business day of the next succeeding month. The daily fee accruals will be computed on the basis of the valuations of the total net assets of the Portfolio as of the close of business each day. The Sub-Advisory Fees shall be payable solely by the Adviser, and the Fund shall not be liable to the Sub-Adviser for any unpaid Sub-Advisory Fees.

SECTION 5. Limitation of Liability of Sub-Adviser

(a) The Sub-Adviser shall be liable for losses resulting from its own acts or omissions caused by the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its duties under this Agreement, and nothing herein shall protect the Sub-Adviser against any such liability to the shareholders of the Fund or to the Adviser. Except as provided in the previous sentence, the Sub-Adviser shall not be liable to the Fund or to any shareholder of the Fund or to the Adviser for any claim or loss arising out of any investment or other act or omission in the performance of the Sub-Adviser’s duties under this Agreement, or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund’s assets maintained with custodians or securities depositories in foreign countries, or from any political acts of any foreign governments to which such assets might be exposed, or for any tax of any kind (other than taxes on the Sub-Adviser’s income), including without limitation any statutory, governmental, state, provincial, regional, local or municipal imposition, duty, contribution or levy imposed by any government or governmental agency upon or with respect to such assets or income earned with respect thereto (collectively “Taxation”). Notwithstanding the foregoing sentence and the provisions of Section 5(b), the Sub-Adviser shall be liable for taxes or tax penalties incurred by the Fund, or by any legal or beneficial owner of the Fund’s shares, for any failure of the Portfolio to qualify as a regulated investment company under Subchapter M, or to meet the diversification requirements of Section 817(h), of the Internal Revenue Code of 1986, as amended, to the extent resulting from the Sub-Adviser’s management of the Portfolio.

(b) In the event the Sub-Adviser is assessed any Taxation in respect of the assets, income or activities of the Portfolio, the Adviser and the Fund jointly will indemnify the Sub-Adviser for all such amounts wherever imposed, together with all penalties, charges, costs and interest relating thereto and all expenditures, including reasonable attorney’s fees, incurred by the Sub-Adviser in connection with the defense or settlement of any such assessment. The Sub-Adviser shall undertake and control the defense or settlement of any such assessment, including the selection of counsel or other professional advisers, provided that the selection of such counsel and advisers and the settlement of any assessment shall be subject to the approval of the Adviser and the Fund, which approvals shall not be unreasonably withheld. The Adviser and the Fund shall have the right to retain separate counsel and assume the defense or settlement on behalf of the Adviser and the Fund, as the case may be, of any such assessment if representation of the Adviser and the Fund by counsel selected by the Sub-Adviser would be inappropriate due to actual or potential conflicts of interest.

SECTION 6. Services to Other Clients and the Fund

(a) Subject to compliance with the 1940 Act, nothing contained in this Agreement shall be deemed to prohibit the Sub-Adviser or any of its affiliated persons from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. The Adviser and the Fund understand that the Sub-Adviser may act as investment manager or in other capacities on behalf of other customers including entities registered under the 1940 Act.

(b) While information, recommendations and actions which the Sub-Adviser supplies to and does on behalf of the Portfolio shall in the Sub-Adviser’s judgment be appropriate under the circumstances in light of the investment objectives and policies of the Fund, as set forth in the Prospectus delivered to the Sub-Adviser from time to time, it is understood and agreed that they may be different from the information, recommendations and actions the Sub-Adviser or its affiliated persons supply to or do on behalf of other clients. The Sub-Adviser and its affiliated persons shall supply information, recommendations and any other services to the Portfolio and to any other client in an impartial and fair manner in order to seek good results for all clients involved. As used herein, the term “affiliated person” shall have the meaning assigned to it in the 1940 Act.

(c) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, the Sub-Adviser may, to the extent permitted by applicable law, aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Sub-Adviser may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers.

(d) The Sub-Adviser agrees to use the same skill and care in providing services to the Fund as it uses in providing services to other similar accounts for which it has investment responsibility. The Sub-Adviser will conform with all applicable rules and regulations of the Securities and Exchange Commission.

SECTION 7. Reports to the Sub-Adviser

The Adviser shall furnish to the Sub-Adviser the Prospectus, proxy statements, reports and other information relating to the business and affairs of the Fund as the Sub-Adviser may, at any time or from time to time, reasonably require in order to discharge the Sub-Adviser’s duties under this Agreement.

SECTION 8. Proxies

The Adviser shall vote proxies for securities held by the Fund in accordance with the Adviser’s policies for proxy voting. The Adviser agrees it shall provide the Sub-Adviser a copy of the Adviser’s policies upon written request.

SECTION 9. Term of Agreement

Provided that this Agreement shall have first been approved by the Board of Directors of the Fund, including a majority of the members thereof who are not interested persons (as defined in the 1940 Act) of either party, by a vote cast in person at a meeting called for the purpose of voting such approval, then this Agreement shall be effective on the date hereof for an initial term of two (2) years. This Agreement shall thereafter continue in effect from year to year, subject to approval annually by the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio and also, in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such person.

SECTION 10. Termination of Agreement; Assignment

(a) This Agreement may be terminated by the Adviser or the Sub-Adviser without the payment of any penalty, upon 90 days’ prior notice in writing to the other party and to the Fund, or upon 60 days’ written notice by the Fund to the two parties; provided, that in the case of termination by the Fund such action shall have been authorized by resolution of a majority of the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio. In addition, this Agreement shall terminate upon the later of (1) the termination of the Adviser’s agreement to provide investment advisory services to the Portfolio or (2) notice to the Sub-Adviser that the Adviser’s agreement to provide investment advisory services to the Portfolio has terminated.

(b) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

(c) Termination of this Agreement for any reason shall not affect rights of the parties that have accrued prior thereto.

SECTION 11. Notices

(a) The Sub-Adviser agrees to promptly notify the Adviser of the occurrence of any of the following events: (1) any change in the Portfolio’s portfolio manager; (2) the Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (3) the Sub-Adviser is the subject of any action, suit, proceeding, inquiry or investigation at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio; or (4) any proposed change in control of the Sub-Adviser.

(b) Any notice given hereunder shall be in writing and may be served by being sent by telex, facsimile or other electronic transmission or sent by registered mail or by courier to the address set forth below for the party for which it is intended. A notice served by mail shall be deemed to have been served seven days after mailing and in the case of telex, facsimile or other electronic transmission twelve hours after dispatch thereof. Addresses for notice may be changed by written notice to the other party.

If to the Adviser:

Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, Ohio 45201

Fax No. (513) 794-4507

With a copy to:

Paul J. Gerard, President

Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, Ohio 45201

If to the Sub-Adviser:

Suffolk Capital Management LLC

810 Seventh Avenue, Suite 400

New York, NY 10019

Attention: Don Gilbert

SECTION 12. Governing Law

This Agreement shall be governed by and subject to the requirements of the laws of the State of Ohio without reference to the choice of law provisions thereof.

SECTION 13. Applicable Provisions of Law

The Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

SECTION 14. Counterparts

This Agreement may be entered into in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

Ohio National Investments, Inc.

By:	/s/ Paul J. Gerard
Paul J. Gerard, President

Suffolk Capital Management LLC

By:	/s/ Donald Gilbert
Donald Gilbert, President

Accepted and Agreed:

Ohio National Fund, Inc.

By:	/s/ Paul J. Gerard
Paul J. Gerard, President

Appendix C

SUB-ADVISORY AGREEMENT

This Agreement is made as of December 31, 2016, by and between Ohio National Investments, Inc., an Ohio corporation (the “Adviser”), and Suffolk Capital Management LLC, a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, Ohio National Fund, Inc. (the “Fund”), is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the “1940 Act”); and

WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the “Advisers Act”); and

WHEREAS, the Adviser has been appointed as investment adviser to the Fund in accordance with the 1940 Act and the Advisers Act; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services; and

WHEREAS, the Fund has authorized the Adviser to appoint the Sub-Adviser, subject to the requirements of the 1940 Act and the Advisers Act, as the sub-adviser with respect to those portions of the assets of the Fund designated as the Bryton Growth Portfolio of the Fund on the terms and conditions set forth below;

NOW, THEREFORE, IT IS HEREBY AGREED as follows:

SECTION 1. Investment Advisory Services

(a) The Adviser hereby retains the Sub-Adviser, and the Sub-Adviser hereby accepts engagement by the Adviser, to supervise and manage on a fully-discretionary basis the cash, securities and other assets of the Bryton Growth Portfolio that the Adviser shall from time to time place under the supervision of the Sub-Adviser (such cash, securities and other assets initially and as same shall thereafter be increased or decreased by the investment performance thereof and by additions thereto and withdrawals therefrom by the Adviser shall hereinafter be referred to as the “Portfolio”).

(b) All activities by the Sub-Adviser on behalf of the Adviser and the Portfolio shall be in accordance with the investment objectives, policies and restrictions set forth in the 1940 Act and in the Fund’s prospectus and statement of additional information, as amended from time to time (together, the “Prospectus”) and as interpreted from time to time by the Board of Directors of the Fund and by the Adviser (as communicated to the Sub-Adviser in writing by the Fund or the Adviser). All activities of the Sub-Adviser on behalf of the Adviser and the Portfolio shall also be subject to the due diligence oversight and direction of the Adviser.

(c) Subject to the supervision of the Adviser, the Sub-Adviser shall have the sole and exclusive responsibility to select members of securities exchanges, brokers, dealers and futures commission merchants for the execution of transactions of the Portfolio and, when applicable, shall negotiate commissions in connection therewith. All such selections shall be made in accordance with the Fund’s policies and restrictions regarding brokerage allocation set forth in the Prospectus and Statement of Additional Information.

(d) In carrying out its obligations to manage the investments and reinvestments of the Portfolio, the Sub-Adviser shall:

(1)	obtain and evaluate pertinent economic, statistical, financial and other information affecting sectors and industries and the individual companies included in the Portfolio or under consideration for inclusion therein;

(4)	formulate and implement a continuous investment program for the Portfolio consistent with the investment objectives and related investment policies and restrictions for the Portfolio as set forth in the Prospectus;

(3)	take such steps as are necessary to implement the aforementioned investment program by placing orders for the purchase and sale of securities; and

(4)	coordinate with the Adviser to assure compliance with the Prospectus, qualification of the Portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and compliance with the diversification requirements of Section 817(h) of the Code.

(e) In connection with the purchase and sale of securities of the Portfolio, the Sub-Adviser shall arrange for the transmission to the Adviser and the Portfolio’s custodian on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Portfolio. With respect to Portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser shall arrange for the automatic transmission of the I.D. confirmation of the trade to the Portfolio’s custodian.

(f) In connection with the placement of orders for the execution of the Portfolio’s securities transactions, the Sub-Adviser shall create and maintain all necessary records of the Portfolio as are required of an investment adviser of a registered investment company including, but not limited to, records required by the 1940 Act and the Advisers Act. All such records pertaining to the Portfolio shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission, any other regulatory authority having jurisdiction, the Fund, the Adviser or any person retained by the Fund or the Adviser. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by Rule 31a-2 under the 1940 Act.

(g) The Sub-Adviser shall render such reports to the Adviser and/or to the Board of Directors of the Fund concerning the investment activity and composition of the Portfolio as a whole, in such form and at such intervals as the Adviser or the Board may from time to time reasonably require.

(h) In acting under this Agreement, the Sub-Adviser shall be an independent contractor and not an agent of the Adviser or the Fund.

SECTION 2. Expenses

(a) The Sub-Adviser shall assume and pay all of its own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as the Sub-Adviser may require in the performance of its duties under this Agreement.

(b) The Fund shall bear all expenses of the Portfolio’s organization and registration, and the Fund and Adviser shall bear all of their respective expenses of their operations and businesses not expressly assumed or agreed to be paid by the Sub-Adviser under this Agreement. In particular, but without limiting the generality of the foregoing, the Fund shall pay any fees due to the Adviser, all interest, taxes, governmental charges or duties, fees, brokerage and commissions of every kind arising hereunder or in connection herewith, expenses of transactions with shareholders of the Portfolio, expenses of offering interests in the Portfolio for sale, insurance, association membership dues, all charges of custodians (including fees as custodian and for keeping books, performing portfolio valuations and rendering other services to the Fund), independent auditors and legal counsel, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders of the Fund, and all other costs incident to the Portfolio’s existence.

SECTION 3. Use of Services of Others

The Sub-Adviser may (at its expense except as set forth in Section 2 hereof) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Sub-Adviser with such statistical or factual information, such advice regarding economic factors and trends or such other information, advice or assistance as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of the Sub-Adviser’s obligations hereunder or otherwise helpful to the Fund and the Portfolio.

SECTION 4. Sub-Advisory Fees

In consideration of the Sub-Adviser’s services to the Fund hereunder, the Sub-Adviser shall be entitled to sub-advisory fees, payable monthly, at the annual rate 0.50% of the first one hundred million dollars ($100 million) of the average daily net assets of the Portfolio, 0.45% of the next four hundred million dollars ($400 million) of the average daily net assets of the Portfolio, and 0.40% of the average daily net assets of the Portfolio in excess of five hundred million dollars ($500 million) (the “Sub-Advisory Fees”). The Sub-Advisory Fees shall be accrued for each calendar day and the sum of the daily Sub-Advisory Fees accruals shall be paid monthly to the Sub-Adviser on or before the fifth business day of the next succeeding month. The daily fee accruals will be computed on the basis of the valuations of the total net assets of the Portfolio as of the close of business each day. The Sub-Advisory Fees shall be payable solely by the Adviser, and the Fund shall not be liable to the Sub-Adviser for any unpaid Sub-Advisory Fees.

SECTION 5. Limitation of Liability of Sub-Adviser

(a) The Sub-Adviser shall be liable for losses resulting from its own acts or omissions caused by the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its duties under this Agreement, and nothing herein shall protect the Sub-Adviser against any such liability to the shareholders of the Fund or to the Adviser. Except as provided in the previous sentence, the Sub-Adviser shall not be liable to the Fund or to any shareholder of the Fund or to the Adviser for any claim or loss arising out of any investment or other act or omission in the performance of the Sub-Adviser’s duties under this Agreement, or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund’s assets maintained with custodians or securities depositories in foreign countries, or from any political acts of any foreign governments to which such assets might be exposed, or for any tax of any kind (other than taxes on the Sub-Adviser’s income), including without limitation any statutory, governmental, state, provincial, regional, local or municipal imposition, duty, contribution or levy imposed by any government or governmental agency upon or with respect to such assets or income earned with respect thereto (collectively “Taxation”). Notwithstanding the foregoing sentence and the provisions of Section 5(b), the Sub-Adviser shall be liable for taxes or tax penalties incurred by the Fund, or by any legal or beneficial owner of the Fund’s shares, for any failure of the Portfolio to qualify as a regulated investment company under Subchapter M, or to meet the diversification requirements of Section 817(h), of the Internal Revenue Code of 1986, as amended, to the extent resulting from the Sub-Adviser’s management of the Portfolio.

(b) In the event the Sub-Adviser is assessed any Taxation in respect of the assets, income or activities of the Portfolio, the Adviser and the Fund jointly will indemnify the Sub-Adviser for all such amounts wherever imposed, together with all penalties, charges, costs and interest relating thereto and all expenditures, including reasonable attorney’s fees, incurred by the Sub-Adviser in connection with the defense or settlement of any such assessment. The Sub-Adviser shall undertake and control the defense or settlement of any such assessment, including the selection of counsel or other professional advisers, provided that the selection of such counsel and advisers and the settlement of any assessment shall be subject to the approval of the Adviser and the Fund, which approvals shall not be unreasonably withheld. The Adviser and the Fund shall have the right to retain separate counsel and assume the defense or settlement on behalf of the Adviser and the Fund, as the case may be, of any such assessment if representation of the Adviser and the Fund by counsel selected by the Sub-Adviser would be inappropriate due to actual or potential conflicts of interest.

SECTION 6. Services to Other Clients and the Fund

(a) Subject to compliance with the 1940 Act, nothing contained in this Agreement shall be deemed to prohibit the Sub-Adviser or any of its affiliated persons from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. The Adviser and the Fund understand that the Sub-Adviser may act as investment manager or in other capacities on behalf of other customers including entities registered under the 1940 Act.

(b) While information, recommendations and actions which the Sub-Adviser supplies to and does on behalf of the Portfolio shall in the Sub-Adviser’s judgment be appropriate under the circumstances in light of the investment objectives and policies of the Fund, as set forth in the Prospectus delivered to the Sub-Adviser from time to time, it is understood and agreed that they may be different from the information, recommendations and actions the Sub-Adviser or its affiliated persons supply to or do on behalf of other clients. The Sub-Adviser and its affiliated persons shall supply information, recommendations and any other services to the Portfolio and to any other client in an impartial and fair manner in order to seek good results for all clients involved. As used herein, the term “affiliated person” shall have the meaning assigned to it in the 1940 Act.

(c) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, the Sub-Adviser may, to the extent permitted by applicable law, aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Sub-Adviser may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers.

(d) The Sub-Adviser agrees to use the same skill and care in providing services to the Fund as it uses in providing services to other similar accounts for which it has investment responsibility. The Sub-Adviser will conform with all applicable rules and regulations of the Securities and Exchange Commission.

SECTION 7. Reports to the Sub-Adviser

The Adviser shall furnish to the Sub-Adviser the Prospectus, proxy statements, reports and other information relating to the business and affairs of the Fund as the Sub-Adviser may, at any time or from time to time, reasonably require in order to discharge the Sub-Adviser’s duties under this Agreement.

SECTION 8. Proxies

The Adviser shall vote proxies for securities held by the Fund in accordance with the Adviser’s policies for proxy voting. The Adviser agrees it shall provide the Sub-Adviser a copy of the Adviser’s policies upon written request.

SECTION 9. Term of Agreement

Provided that this Agreement shall have first been approved by the Board of Directors of the Fund, including a majority of the members thereof who are not interested persons (as defined in the 1940 Act) of either party, by a vote cast in person at a meeting called for the purpose of voting such approval, then this Agreement shall be effective on the date hereof for an initial term of two (2) years. This Agreement shall thereafter continue in effect from year to year, subject to approval annually by the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio and also, in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such person.

SECTION 10. Termination of Agreement; Assignment

(a) This Agreement may be terminated by the Adviser or the Sub-Adviser without the payment of any penalty, upon 90 days’ prior notice in writing to the other party and to the Fund, or upon 60 days’ written notice by the Fund to the two parties; provided, that in the case of termination by the Fund such action shall have been authorized by resolution of a majority of the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio. In addition, this Agreement shall terminate upon the later of (1) the termination of the Adviser’s agreement to provide investment advisory services to the Portfolio or (2) notice to the Sub-Adviser that the Adviser’s agreement to provide investment advisory services to the Portfolio has terminated.

(b) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

(c) Termination of this Agreement for any reason shall not affect rights of the parties that have accrued prior thereto.

SECTION 11. Notices

(a) The Sub-Adviser agrees to promptly notify the Adviser of the occurrence of any of the following events: (1) any change in the Portfolio’s portfolio manager; (2) the Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (3) the Sub-Adviser is the subject of any action, suit, proceeding, inquiry or investigation at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio; or (4) any proposed change in control of the Sub-Adviser.

(b) Any notice given hereunder shall be in writing and may be served by being sent by telex, facsimile or other electronic transmission or sent by registered mail or by courier to the address set forth below for the party for which it is intended. A notice served by mail shall be deemed to have been served seven days after mailing and in the case of telex, facsimile or other electronic transmission twelve hours after dispatch thereof. Addresses for notice may be changed by written notice to the other party.

If to the Adviser:

Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, Ohio 45201

Fax No. (513) 794-4507

With a copy to:

Paul J. Gerard, President

Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, Ohio 45201

If to the Sub-Adviser:

Suffolk Capital Management LLC

810 Seventh Avenue, Suite 400

New York, NY 10019

Attention: Don Gilbert

SECTION 12. Governing Law

This Agreement shall be governed by and subject to the requirements of the laws of the State of Ohio without reference to the choice of law provisions thereof.

SECTION 13. Applicable Provisions of Law

The Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

SECTION 14. Counterparts

This Agreement may be entered into in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

Ohio National Investments, Inc.

By:	/s/ Paul J. Gerard
Paul J. Gerard, President

Suffolk Capital Management LLC

By:	/s/ Donald Gilbert
Donald Gilbert, President

Accepted and Agreed:

Ohio National Fund, Inc.

By:	/s/ Paul J. Gerard
Paul J. Gerard, President

Appendix D

SUB-ADVISORY AGREEMENT

This Agreement is made as of December 31, 2016, by and between Ohio National Investments, Inc., an Ohio corporation (the “Adviser”), and Suffolk Capital Management LLC, a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, Ohio National Fund, Inc. (the “Fund”), is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the “1940 Act”); and

WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the “Advisers Act”); and

WHEREAS, the Adviser has been appointed as investment adviser to the Fund in accordance with the 1940 Act and the Advisers Act; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services; and

WHEREAS, the Fund has authorized the Adviser to appoint the Sub-Adviser, subject to the requirements of the 1940 Act and the Advisers Act, as one of the sub-advisers with respect to those portions of the assets of the Fund designated as the Omni Portfolio of the Fund on the terms and conditions set forth below;

NOW, THEREFORE, IT IS HEREBY AGREED as follows:

SECTION 1. Investment Advisory Services

(a) The Adviser hereby retains the Sub-Adviser, and the Sub-Adviser hereby accepts engagement by the Adviser, to supervise and manage on a fully-discretionary basis the cash, securities and other assets of the Omni Portfolio that the Adviser shall from time to time place under the supervision of the Sub-Adviser (such cash, securities and other assets initially and as same shall thereafter be increased or decreased by the investment performance thereof and by additions thereto and withdrawals therefrom by the Adviser shall hereinafter be referred to as the “Portfolio”).

(b) All activities by the Sub-Adviser on behalf of the Adviser and the Portfolio shall be in accordance with the investment objectives, policies and restrictions set forth in the 1940 Act and in the Fund’s prospectus and statement of additional information, as amended from time to time (together, the “Prospectus”) and as interpreted from time to time by the Board of Directors of the Fund and by the Adviser (as communicated to the Sub-Adviser in writing by the Fund or the Adviser). All activities of the Sub-Adviser on behalf of the Adviser and the Portfolio shall also be subject to the due diligence oversight and direction of the Adviser.

(c) Subject to the supervision of the Adviser, the Sub-Adviser shall have the sole and exclusive responsibility to select members of securities exchanges, brokers, dealers and futures commission merchants for the execution of transactions of the Portfolio and, when applicable, shall negotiate commissions in connection therewith. All such selections shall be made in accordance with the Fund’s policies and restrictions regarding brokerage allocation set forth in the Prospectus and Statement of Additional Information.

(d) In carrying out its obligations to manage the investments and reinvestments of the Portfolio, the Sub-Adviser shall:

(1)	obtain and evaluate pertinent economic, statistical, financial and other information affecting sectors and industries and the individual companies included in the Portfolio or under consideration for inclusion therein;

(5)	formulate and implement a continuous investment program for the Portfolio consistent with the investment objectives and related investment policies and restrictions for the Portfolio as set forth in the Prospectus;

(3)	take such steps as are necessary to implement the aforementioned investment program by placing orders for the purchase and sale of securities; and

(4)	coordinate with the Adviser to assure compliance with the Prospectus, qualification of the Portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and compliance with the diversification requirements of Section 817(h) of the Code.

(e) In connection with the purchase and sale of securities of the Portfolio, the Sub-Adviser shall arrange for the transmission to the Adviser and the Portfolio’s custodian on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Portfolio. With respect to Portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser shall arrange for the automatic transmission of the I.D. confirmation of the trade to the Portfolio’s custodian.

(f) In connection with the placement of orders for the execution of the Portfolio’s securities transactions, the Sub-Adviser shall create and maintain all necessary records of the Portfolio as are required of an investment adviser of a registered investment company including, but not limited to, records required by the 1940 Act and the Advisers Act. All such records pertaining to the Portfolio shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission, any other regulatory authority having jurisdiction, the Fund, the Adviser or any person retained by the Fund or the Adviser. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by Rule 31a-2 under the 1940 Act.

(g) The Sub-Adviser shall render such reports to the Adviser and/or to the Board of Directors of the Fund concerning the investment activity and composition of the Portfolio as a whole, in such form and at such intervals as the Adviser or the Board may from time to time reasonably require.

(h) In acting under this Agreement, the Sub-Adviser shall be an independent contractor and not an agent of the Adviser or the Fund.

SECTION 2. Expenses

(a) The Sub-Adviser shall assume and pay all of its own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as the Sub-Adviser may require in the performance of its duties under this Agreement.

(b) The Fund shall bear all expenses of the Portfolio’s organization and registration, and the Fund and Adviser shall bear all of their respective expenses of their operations and businesses not expressly assumed or agreed to be paid by the Sub-Adviser under this Agreement. In particular, but without limiting the generality of the foregoing, the Fund shall pay any fees due to the Adviser, all interest, taxes, governmental charges or duties, fees, brokerage and commissions of every kind arising hereunder or in connection herewith, expenses of transactions with shareholders of the Portfolio, expenses of offering interests in the Portfolio for sale, insurance, association membership dues, all charges of custodians (including fees as custodian and for keeping books, performing portfolio valuations and rendering other services to the Fund), independent auditors and legal counsel, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders of the Fund, and all other costs incident to the Portfolio’s existence.

SECTION 3. Use of Services of Others

The Sub-Adviser may (at its expense except as set forth in Section 2 hereof) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Sub-Adviser with such statistical or factual information, such advice regarding economic factors and trends or such other information, advice or assistance as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of the Sub-Adviser’s obligations hereunder or otherwise helpful to the Fund and the Portfolio.

SECTION 4. Sub-Advisory Fees

In consideration of the Sub-Adviser’s services to the Fund hereunder, the Sub-Adviser shall be entitled to sub-advisory fees, payable monthly, at the annual rate 0.30% of the first one hundred million dollars ($100 million) of the average daily net assets of the Portfolio, 0.25% of next one hundred and fifty million dollars ($150 million) of the average daily net assets of the Portfolio, 0.225% of next two hundred and fifty million dollars ($250 million) of the average daily net assets of the Portfolio, 0.20% of next five hundred million dollars ($500 million) of the average daily net assets of the Portfolio, 0.15% of next one billion dollars ($1 billion) of the average daily net assets of the Portfolio and 0.125% of the average daily net assets of the Portfolio in excess of two billion dollars ($2 billion) (the “Sub-Advisory Fees”). The Sub-Advisory Fees shall be accrued for each calendar day and the sum of the daily Sub-Advisory Fees accruals shall be paid monthly to the Sub-Adviser on or before the fifth business day of the next succeeding month. The daily fee accruals will be computed on the basis of the valuations of the total net assets of the Portfolio as of the close of business each day. The Sub-Advisory Fees shall be payable solely by the Adviser, and the Fund shall not be liable to the Sub-Adviser for any unpaid Sub-Advisory Fees.

SECTION 5. Limitation of Liability of Sub-Adviser

(a) The Sub-Adviser shall be liable for losses resulting from its own acts or omissions caused by the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its duties under this Agreement, and nothing herein shall protect the Sub-Adviser against any such liability to the shareholders of the Fund or to the Adviser. Except as provided in the previous sentence, the Sub-Adviser shall not be liable to the Fund or to any shareholder of the Fund or to the Adviser for any claim or loss arising out of any investment or other act or omission in the performance of the Sub-Adviser’s duties under this Agreement, or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund’s assets maintained with custodians or securities depositories in foreign countries, or from any political acts of any foreign governments to which such assets might be exposed, or for any tax of any kind (other than taxes on the Sub-Adviser’s income), including without limitation any statutory, governmental, state, provincial, regional, local or municipal imposition, duty, contribution or levy imposed by any government or governmental agency upon or with respect to such assets or income earned with respect thereto (collectively “Taxation”). Notwithstanding the foregoing sentence and the provisions of Section 5(b), the Sub-Adviser shall be liable for taxes or tax penalties incurred by the Fund, or by any legal or beneficial owner of the Fund’s shares, for any failure of the Portfolio to qualify as a regulated investment company under Subchapter M, or to meet the diversification requirements of Section 817(h), of the Internal Revenue Code of 1986, as amended, to the extent resulting from the Sub-Adviser’s management of the Portfolio.

(b) In the event the Sub-Adviser is assessed any Taxation in respect of the assets, income or activities of the Portfolio, the Adviser and the Fund jointly will indemnify the Sub-Adviser for all such amounts wherever imposed, together with all penalties, charges, costs and interest relating thereto and all expenditures, including reasonable attorney’s fees, incurred by the Sub-Adviser in connection with the defense or settlement of any such assessment. The Sub-Adviser shall undertake and control the defense or settlement of any such assessment, including the selection of counsel or other professional advisers, provided that the selection of such counsel and advisers and the settlement of any assessment shall be subject to the approval of the Adviser and the Fund, which approvals shall not be unreasonably withheld. The Adviser and the Fund shall have the right to retain separate counsel and assume the defense or settlement on behalf of the Adviser and the Fund, as the case may be, of any such assessment if representation of the Adviser and the Fund by counsel selected by the Sub-Adviser would be inappropriate due to actual or potential conflicts of interest.

SECTION 6. Services to Other Clients and the Fund

(a) Subject to compliance with the 1940 Act, nothing contained in this Agreement shall be deemed to prohibit the Sub-Adviser or any of its affiliated persons from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. The Adviser and the Fund understand that the Sub-Adviser may act as investment manager or in other capacities on behalf of other customers including entities registered under the 1940 Act.

(b) While information, recommendations and actions which the Sub-Adviser supplies to and does on behalf of the Portfolio shall in the Sub-Adviser’s judgment be appropriate under the circumstances in light of the investment objectives and policies of the Fund, as set forth in the Prospectus delivered to the Sub-Adviser from time to time, it is understood and agreed that they may be different from the information, recommendations and actions the Sub-Adviser or its affiliated persons supply to or do on behalf of other clients. The Sub-Adviser and its affiliated persons shall supply information, recommendations and any other services to the Portfolio and to any other client in an impartial and fair manner in order to seek good results for all clients involved. As used herein, the term “affiliated person” shall have the meaning assigned to it in the 1940 Act.

(c) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, the Sub-Adviser may, to the extent permitted by applicable law, aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Sub-Adviser may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers.

(d) The Sub-Adviser agrees to use the same skill and care in providing services to the Fund as it uses in providing services to other similar accounts for which it has investment responsibility. The Sub-Adviser will conform with all applicable rules and regulations of the Securities and Exchange Commission.

SECTION 7. Reports to the Sub-Adviser

The Adviser shall furnish to the Sub-Adviser the Prospectus, proxy statements, reports and other information relating to the business and affairs of the Fund as the Sub-Adviser may, at any time or from time to time, reasonably require in order to discharge the Sub-Adviser’s duties under this Agreement.

SECTION 8. Proxies

The Adviser shall vote proxies for securities held by the Fund in accordance with the Adviser’s policies for proxy voting. The Adviser agrees it shall provide the Sub-Adviser a copy of the Adviser’s policies upon written request.

SECTION 9. Term of Agreement

Provided that this Agreement shall have first been approved by the Board of Directors of the Fund, including a majority of the members thereof who are not interested persons (as defined in the 1940 Act) of either party, by a vote cast in person at a meeting called for the purpose of voting such approval, then this Agreement shall be effective on the date hereof for an initial term of two (2) years. This Agreement shall thereafter continue in effect from year to year, subject to approval annually by the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio and also, in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such person.

SECTION 10. Termination of Agreement; Assignment

(a) This Agreement may be terminated by the Adviser or the Sub-Adviser without the payment of any penalty, upon 90 days’ prior notice in writing to the other party and to the Fund, or upon 60 days’ written notice by the Fund to the two parties; provided, that in the case of termination by the Fund such action shall have been authorized by resolution of a majority of the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio. In addition, this Agreement shall terminate upon the later of (1) the termination of the Adviser’s agreement to provide investment advisory services to the Portfolio or (2) notice to the Sub-Adviser that the Adviser’s agreement to provide investment advisory services to the Portfolio has terminated.

(b) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

(c) Termination of this Agreement for any reason shall not affect rights of the parties that have accrued prior thereto.

SECTION 11. Notices

(a) The Sub-Adviser agrees to promptly notify the Adviser of the occurrence of any of the following events: (1) any change in the Portfolio’s portfolio manager; (2) the Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (3) the Sub-Adviser is the subject of any action, suit, proceeding, inquiry or investigation at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio; or (4) any proposed change in control of the Sub-Adviser.

(b) Any notice given hereunder shall be in writing and may be served by being sent by telex, facsimile or other electronic transmission or sent by registered mail or by courier to the address set forth below for the party for which it is intended. A notice served by mail shall be deemed to have been served seven days after mailing and in the case of telex, facsimile or other electronic transmission twelve hours after dispatch thereof. Addresses for notice may be changed by written notice to the other party.

If to the Adviser:

Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, Ohio 45201

Fax No. (513) 794-4507

With a copy to:

Paul J. Gerard, President

Ohio National Investments, Inc.

P.O. Box 237

Cincinnati, Ohio 45201

If to the Sub-Adviser:

Suffolk Capital Management LLC

810 Seventh Avenue, Suite 400

New York, NY 10019

Attention: Don Gilbert

SECTION 12. Governing Law

This Agreement shall be governed by and subject to the requirements of the laws of the State of Ohio without reference to the choice of law provisions thereof.

SECTION 13. Applicable Provisions of Law

The Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

SECTION 14. Counterparts

This Agreement may be entered into in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

Ohio National Investments, Inc.

By:	/s/ Paul J. Gerard
Paul J. Gerard, President

Suffolk Capital Management LLC

By:	/s/ Donald Gilbert
Donald Gilbert, President

Accepted and Agreed:

Ohio National Fund, Inc.

By:	/s/ Paul J. Gerard
Paul J. Gerard, President